UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURTIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2002

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                       001-16167                   43-1878297
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 (State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
     ---------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

          99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by the Chief Executive Officer of Monsanto Company

          99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by the Chief Financial Officer of Monsanto Company


ITEM 9.  REGULATION FD DISCLOSURE

     On November 14, 2002, Monsanto Company filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 with the Securities and Exchange Commission ("SEC"). In connection with the filing of the Form 10-Q, on November 14, 2002, Hendrik A. Verfaillie, President and Chief Executive Officer of Monsanto Company, and Terrell K. Crews, Executive Vice President and Chief Financial Officer of Monsanto Company, each signed a Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications were submitted to the SEC on November 14, 2002, as required by 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of the Certifications is attached as Exhibits 99.1 and 99.2 hereto.

     We are furnishing the information contained in this report, including the Certifications, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. This information and the Certifications are furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2002
                                   MONSANTO COMPANY



                                   By:      /s/ Michael L. DeCamp
                                       ----------------------------------------
                                       Name:  Michael L. DeCamp
                                              Assistant Secretary


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
                                  EXHIBIT INDEX


Exhibit
Number           Description

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by the Chief Executive Officer of Monsanto Company

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by the Chief Financial Officer of Monsanto Company


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